UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   December 10, 2009

Cal Dive International, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)	77042 (Zip Code)

(713) 361-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Grant of Long-Term Incentive Compensation Awards.

Restricted Stock.  On December 10, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Cal Dive International, Inc. (the “Company”) granted awards of restricted stock under the Amended & Restated 2006 Long-Term Incentive Plan (the “Plan”) to our Chief Executive Officer, our Chief Financial Officer, and the other executive officers for whom we reported compensation information in our most recent proxy statement (our “Named Executive Officers”) in the amounts provided below.  Each restricted stock grant will vest one-third per year over three years.

Name	Number of Shares of Restricted Stock
Quinn J. Hébert	128,884
Bruce P. Koch	44,420
G. Kregg Lunsford	44,420
Scott T. Naughton	57,980
Lisa Manget Buchanan	37,641

These grants of Restricted Stock are subject to the terms of the Plan and the form of Restricted Stock Agreement, each of which is included as an exhibit and incorporated herein by reference.

Performance Share Units.  On December 10, 2009, the Committee also granted each Named Executive Officer an award of “Performance Share Units,” which are structured as restricted stock units under the Plan.  Each Performance Share Unit represents the right to receive the value of a share of the Company’s common stock, and will be paid in cash unless the Committee determines to pay in stock.  The Named Executive Officers received the following grants of Performance Share Units:

Name	Target Performance Share Units
Quinn J. Hébert	128,884
Bruce P. Koch	44,420
G. Kregg Lunsford	44,420
Scott T. Naughton	57,980
Lisa Manget Buchanan	37,641

These awards will vest at the end of the performance period to the extent the Company’s total shareholder return (“TSR”) for the three-year performance period (January 1, 2010 to December 31, 2012) meets or exceeds certain thresholds relative to the total shareholder return for a group of peer companies.  The grant of Performance Share Units to each Named Executive Officer represents the target award; each Named Executive Officer has the opportunity to receive a maximum payout equal to 200% of the Performance Share Units granted to him or her, based on the Company’s actual performance level:

1

Performance Level	Company’s Percentile Rank	Payout as % of Target Award (if Company has positive TSR)	Payout as % of Target Award (if Company has negative TSR)
Maximum	100% ile	200%	100%
Target	50% ile	100%	50%
Threshold	25% ile	25%	0%
Below Threshold	<25% ile	0%	0%
Note: Amounts interpolated between threshold and maximum.

These grants of Performance Share Units are subject to the terms of the Plan and the form of Performance Share Unit Agreement, each of which is included as an exhibit and incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d)

The exhibits to this current report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa Manget Buchanan
Lisa Manget Buchanan Executive Vice President, and General Counsel

Date:   December 16, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Title	Filed with this Form 8-K	Incorporated by Reference
			Form	File No.	Date Filed
99.1	Form of Restricted Stock Award Agreement between Cal Dive International, Inc. and each of its executive officers	X
99.2	Form of Performance Share Unit Award Agreement between Cal Dive International, Inc. and each of its executive officers	X
99.3	Cal Dive International, Inc. Amended and Restated 2006 Long-Term Incentive Plan	X